Northwestern Mutual Series Fund, Inc.
Supplement Dated March 29, 2023 to the
Statutory Prospectus Dated May 1, 2022
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2022, as supplemented June 10, 2022, June 28, 2022, August 30, 2022, November 14, 2022, and December 28, 2022 (the “Prospectus”). You should read this Supplement together with the Prospectus.
Amendments to Investment Sub-Advisory Agreements with Certain Sub-Advisers
Effective on February 28, 2023, the Board of Directors of the Fund approved an amendment to the investment sub-advisory agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and T. Rowe Price Associates, Inc. (“TRPA”) with respect to the Growth Stock Portfolio (“Amendment”). In approving the Amendment, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission (“SEC”) that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment. The Amendment modified the fee schedule applicable to the Growth Stock Portfolio managed by TRPA, with such fee modification to be effective on or about April 1, 2023. The updated fee schedule is set forth in a supplement to the Fund’s Statement of Additional Information dated March 29, 2023. The Amendment did not modify the advisory fees paid by the Growth Stock Portfolio to Mason Street Advisors.
Also effective February 28, 2023, the Board of Directors of the Fund approved amended and restated investment sub-advisory agreements between Mason Street Advisors and (i) Wellington Management Company, LLP (“Wellington”) with respect to the Small Cap Growth Stock Portfolio, the Mid Cap Growth Stock Portfolio and the Large Cap Core Stock Portfolio; and (ii) Northern Trust Investments, Inc. (“Northern Trust”) with respect to the Index 500 Stock Portfolio and the Index 400 Stock Portfolio (two separate sub-advisory agreements). In approving the foregoing amended and restated investment sub-advisory agreements (the “Amended Agreements”), the Fund relied on an Exemptive Order issued by the SEC that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment. The Amended Agreements modified the investment sub-advisory agreements which had been in place with Wellington and Northern Trust to update certain provisions impacted by recent SEC rules related to valuation, investments in derivatives and fund-of-fund arrangements. The Amended Agreements did not modify the terms of the advisory fees that had been in place with Wellington and Northern Trust under the prior sub-advisory agreements.
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
Supplement Dated March 29, 2023 to the
Statement of Additional Information Dated May 1, 2022
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2022, as supplemented June 10, 2022, June 28, 2022, August 30, 2022, November 14, 2022, and December 28, 2022. You should read this Supplement together with the SAI.
Fee Update – Growth Stock Portfolio
The SAI is amended so that the paragraph relating to T. Rowe Price Associates, Inc. (“TRPA”) that begins on page B-67 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” is modified to delete the fee summary outlining the sub-advisory fees paid to TRPA for services provided to the Growth Stock Portfolio set forth in sentences 10-14 of the paragraph, and replace the fee summary with the following:
“Effective on or about April 1, 2023 (subject to regulatory review), for the services provided for the Growth Stock Portfolio, Mason Street Advisors pays TRPA a fee at the annual rate of 0.50% on the first $50 million of the Portfolio’s net assets, and 0.40% on the next $50 million. The sub-advisory fee is reset to 0.40% of the Portfolio’s average net assets at $100 million in assets, reset to 0.33% at $200 million, reset to 0.325% at $500 million, and reset to 0.30% at $1 billion in assets. The sub-advisory fee is 0.29% on assets from $1 billion to $2 billion, and is reset to 0.29% at $2 billion in assets. The sub-advisory fee is 0.275% on assets over $3 billion. TRPA will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity in fees in certain instances where the Portfolio asset levels qualify for a fee reset and an asset level decrease results in the Portfolio reverting to a less favorable fee tier.
Please retain this Supplement for future reference.